Swan Defined Risk Foreign Developed Fund

Class A Shares SDJAX

Class C Shares SDJCX

Class I Shares SDJIX

SUMMARY PROSPECTUS

January 31, 2017

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund at www.swandefinedriskfunds.com/funddocuments. You can also get this information at no cost by calling 1-877-896-2590, emailing OrderSwanFunds@thegeminicompanies.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information dated November 1, 2016, as amended are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective: The Fund seeks income and growth of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 28 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load)	None	None(1)	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Total Other Expenses	4.04%	4.04%	4.04%
Interest Expense	0.13%	0.13%	0.13%
Remaining Other Expenses	3.91%	3.91%	3.91%
Acquired Fund Fees and Expenses (2)	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	5.59%	6.34%	5.34%
Fee Waiver and Expense Reimbursement (3)	(3.51)%	(3.51)%	(3.51)%
Total Annual Fund Operating Expenses After Fee Waiver	2.08%	2.83%	1.83%
(1)	Class C shares purchased prior to February 1, 2017 that are redeemed during the first 12 months may be subject to a contingent deferred sales charge in the amount of the commissions paid on the shares redeemed.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds.
(3)	The Fund's Adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until October 31, 2017 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.65%, 2.40% and 1.40% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Fund's Adviser.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$749	$1,830	$2,899	$5,515
C	$286	$1,564	$2,808	$5,776
I	$186	$1,284	$2,375	$5,069

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies: Using the sub-adviser’s proprietary "Defined Risk Strategy" ("DRS") to select the Fund’s investments, the Fund seeks to achieve its investment objective by primarily investing directly, or indirectly through exchange traded funds (“ETFs”), in:

  equity securities of large capitalization (over $10 billion) companies in foreign developed markets, including American depository receipts (“ADRs”), exchange-traded long-term put options on U.S. exchanges for hedging purposes, and buying and selling exchange-traded put and call options on various ETFs and foreign equity indices to generate additional returns.

The DRS seeks to provide risk-managed growth of capital by matching or exceeding the long-term performance of the stock market while avoiding the traditional losses incurred during bear markets. Under normal market conditions, the Fund will invest at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in securities economically tied to developed countries outside the U.S. Securities considered to be economically tied to developed countries outside the U.S. include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business in one or more foreign developed markets; (2) an issuer of securities that are principally traded in one or more foreign developed markets; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more foreign developed markets, or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity in one or more foreign developed markets; (4) a governmental or quasi-governmental entity of a foreign developed market; (5) any other issuer that the sub-adviser believes may expose the fund’s assets to the economic fortunes and risks of foreign developed markets or (6) options on securities of any of the above described issuers.

The sub-adviser anticipates income from dividend payments made by ETFs and individual securities, as well as income from short term trades and option premiums (money the buyer of an option pays to the seller of an option), although option income is also described as capital appreciation for tax and accounting purposes. The sub-adviser anticipates executing ETF trades through an exchange rather than trading directly with a fund.

The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult, may produce volatile returns and that asset allocation is limited in its risk reduction. Using DRS, the sub-adviser seeks to "define risk" by seeking to protect against large losses by hedging the equity securities in the Fund’s portfolio through investments in index or ETF put options. Additionally, the sub-adviser seeks to increase returns by buying and selling call and put options on several ETFs or indices using hedging strategies.

Defined Risk Strategy

The DRS was created in 1997 by Randy Swan, President of the sub-adviser. The objective of the DRS is to provide risk-managed growth of capital by offering a strategy that seeks to match or exceed the long-term performance of the stock market without the traditional losses incurred during bear markets. The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult and that asset allocation is limited in its risk reduction properties.

Hedging Process

The sub-adviser applies a protective put hedging strategy to hedge the Fund's equity exposure. The Fund invests in long-term put options (referred to as paying a premium) that gives the Fund the right to sell a security or index at a set (strike) price or sell the long-term put option on an option exchange. The protective put strategy is executed using exchange-traded index and ETF put options to hedge the portfolio and to reduce volatility. The protective put strategy seeks to limit downside loss. Generally, index and ETF put options have an inverse relationship to the applicable underlying index or security.

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Option Writing

To generate additional returns, the sub-adviser buys and sells short-term (generally 1-3 month) put and call options on (i) ETFs, (ii) foreign equity indices, (iii) foreign equity securities, and (iv) futures on a regular basis. Additionally, the sub-adviser will regularly engage in various spread option strategies. Spread option strategies involve, for example, selling a 1-month call option while buying a 2-month call option.

Rebalancing

The sub-adviser may rebalance the portfolio to avoid excessive exposure to one economic sector or foreign country/region. Long-term protective put options are typically traded annually to protect capital and/or allow for profit potential, by re-establishing a current-market strike price which depends on whether or not the market has increased or decreased.

As discussed further below the sub-adviser intends on having very little portfolio turnover since most of the ETF portfolio will be held indefinitely. Written options are bought back when the sub-adviser believes they present an unfavorable risk and reward profile. Purchased options are sold when the sub-adviser believes they present an unfavorable risk and reward profile or when more attractive investments are available.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance. The following risks may apply to the Fund’s direct investments as well as the Fund’s indirect risks through investing in ETFs.

  Currency Risk: If the Fund invests in securities that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.
  ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks. ETFs are subject to specific risks, depending on the nature of the ETF.
  Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
  Leveraging Risk: The use of leverage, such as that embedded in options, could magnify the Fund's gains or losses. Written option positions expose the Fund to potential losses many times the option premium received.
  Limited History of Operations: The Fund has a limited history of operations for investors to evaluate.
  Management Risk: The sub-adviser's dependence on its DRS process and judgments about the attractiveness, value and potential appreciation of particular securities, ETFs and options in which the Fund invests or writes may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall securities market risks will affect the value of individual instruments in which the Fund invests. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US securities markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.
  Option Risk: Purchased put options may expire worthless and may have imperfect correlation to the value of the Fund's sector ETFs. Written call and put options may limit the Fund's participation in equity market gains and may amplify losses in market declines. The Fund's losses are potentially large in a written put or call transaction. If unhedged, written calls expose the Fund to potentially unlimited losses.

Performance: Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.swandefinedriskfunds.com or by calling 1-877-896-2590.

Investment Adviser: Swan Capital Management, LLC

Sub-Adviser: Swan Global Management, LLC

Portfolio Manager: Randy Swan, CPA, President of the adviser and sub-adviser, has served the Fund as its Lead Portfolio Manager since it commenced operations in 2015. Robert Swan, Portfolio Manager and Chief Operations Officer of the adviser and sub-adviser, has served the Fund as a Portfolio Manager since 2016.

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Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$2,500	$1,000	$500	$100
C	$2,500	$1,000	$500	$100
I	$100,000	$100,000	$500	$500

The Fund reserves the right to waive any minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.